MEMBERS Life Insurance Company

February 27, 2018

VIA ELECTRONIC FILING
 Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
100 F Street, NE
Washington, D.C. 20549

Re:	MEMBERS® Horizon Variable Annuity Account, File No. 811-23092 Rule 30b2-1 Filing

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, the Registrant named above, a unit investment trust registered as an investment company under the Act, mailed its contract owners the annual reports for the management investment companies in which its subaccounts invest, which include the following:

American Funds Insurance Series®
American Funds IS Asset Allocation Fund (Series I)
American Funds IS Bond Fund (Series I)
American Funds IS Growth Fund (Series I)
American Funds IS High-Income Fund (Series I)
American Funds IS International Fund (Series I)
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund
Columbia Threadneedle Investments
Columbia VP Emerging Markets Bond Portfolio
DFA Investment Dimensions Group Inc.
DFA VA International Small Portfolio
DFA VA International Value Portfolio
DFA VA U.S. Large Value Portfolio
DFA VA U.S. Targeted Value Portfolio
Dreyfus Variable Investment Fund
Dreyfus VIF Quality Bond Portfolio (Initial)
Franklin Templeton Variable Insurance Products Trust
Templeton Foreign VIP Fund (Class 1)
Templeton Global Bond VIP Fund (Class 1)
Goldman Sachs Variable Insurance Trust
Goldman Sachs VIT Core Fixed Income Trust (Institutional)

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. Global Real Estate Fund (Series I)
Invesco V.I. Small Cap Equity Fund (Series I)
Lazard Retirement Series, Inc.
Lazard Retirement Emerging Markets Equity Fund (Investor)
MFS® Variable Insurance Trust
MFS® Total Return Bond Series (Initial Class)
MFS® Utilities Series (Initial Class)
MFS® Value Series (Initial Class)
MFS® Variable Insurance Trust III
MFS® Blended Research® Small Cap Equity Portfolio (Initial Class)
Morgan Stanley
UIF Global Infrastructure Portfolio (Class 1)
UIF Growth Portfolio (Class 1)
Oppenheimer Variable Account Funds
Oppenheimer International Growth Fund/VA (Non-Service Shares)
PIMCO Variable Insurance Trust
PIMCO CommodityRealReturn® Strategy Portfolio
PIMCO VIT All Asset Portfolio (Institutional Class)
PIMCO VIT Real Return Portfolio (Institutional Class)
Putnam Variable Trust
Putnam VT High Yield Fund (IA)
Northern Lights Variable Trust
TOPS® Aggressive Growth ETF Portfolio (Class 1)
TOPS® Balanced ETF Portfolio (Class 1)
TOPS® Conservative ETF Portfolio (Class 1)
TOPS® Growth ETF Portfolio (Class 1)
TOPS® Moderate Growth ETF Portfolio (Class 1)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio
Vanguard Variable Insurance Fund
Vanguard VIF Capital Growth Portfolio
Vanguard VIF Diversified Value Portfolio
Vanguard VIF Equity Index Portfolio
Vanguard VIF High Yield Bond Portfolio
Vanguard VIF International Portfolio
Vanguard VIF Mid-Cap Index Portfolio
Vanguard VIF Money Market Portfolio
Vanguard VIF REIT Index Portfolio
Vanguard VIF Small Company Growth Portfolio
Vanguard VIF Total Bond Market Index Portfolio
Vanguard VIF Total Stock Market Index Portfolio

We understand these management investment companies have separately filed these annual reports with the Securities and Exchange Commission on Form N-CSR.

We have included with this filing the cover, inside pages and back pages that we include with our mailing.

Please contact me at (608) 665-7416 if you have any questions regarding this filing.

Regards,

/s/Ross D. Hansen

Ross D. Hansen
Associate General Counsel

Attachments

A N N U A L R E P O R T S
For Period Ended December 31, 2017

This booklet contains the annual reports for the following mutaul finds in which MEMBERS® Horizon Variable Annunity Account invests:

American Funds IS Asset Allocation Fund, American Funds IS Bond Fund, American Funds IS Growth Fund, American Funds IS High-Income Bond Fund, and American Funds IS International Fund, each a series of American Funds Insurance Series®.

BlackRock Global Allocation V.I. Fund, series of BlackRock Variable Series Funds, Inc.

Columbia VP Emerging Markets Bond Fund, a series of Columbia Threadneedle Investments.

DFA VA International Small Portfolio, DFA VA International Value Portfolio, DFA VA U.S. Large Value Portfolio, and DFA VA U.S. Targeted Value Portfolio, each a series of the DFA Investments Dimensions Group Inc.

Dreyfus VIF Quality Bond Portfolio, a series of Dreyfus Variable Investment Fund.

Templeton Foreign VIP Fund and Templeton Global Bond VIP Fund, each a series of Franklin Templeton Variable Insurance Products Trust.

Goldman Sachs VIT Core Fixed Income Trust, a series of Goldman Sachs Variable Insurance Trust.

Invesco V.I. Global Real Estate Fund and Invesco V.I. Small Cap Equity Fund, each a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

Lazard Retirement Emerging Markets Equity Fund, a series of Lazard Retirement Series, Inc.

MFS® Total Return Bond Series, MFS® Utilities Series and MFS® Value Series, each a series of MFS® Variable Insurance Trust.

MFS® Blended Research® Small Cap Equity Portfolio, a series of MFS® Variable Insurance Trust III.

Morgan Stanley Global Infrastructure Portfolio and Morgan Stanley Growth Portfolio, each a series of Morgan Stanley Variable Insurance Fund, Inc.

Oppenheimer International Growth Fund/VA, a series of Oppenheimer Variable Accounts Funds.

PIMCO CommodityRealReturn® Strategy Portfolio, PIMCO VIT All Asset Portfolio and PIMCO VIT Real Return Portfolio, each a series of the PIMCO Variable Insurance Trust.

Putnam VT High Yield Fund, a series of Putnam Variable Trust.

TOPS® Aggressive Growth ETF Portfolio, TOPS® Balanced ETF Portfolio, TOPS® Conservative ETF Portfolio,
TOPS® Growth ETF Portfolio and TOPS® Moderate Growth ETF Portfolio, each a series of Northern Lights Variable Trust.

T. Rowe Price Blue Chip Growth Portfolio, a series of T. Rowe Price Equity Series, Inc.

Vanguard VIF Capital Growth Portfolio, Vanguard VIF Diversified Value Portfolio, Vanguard VIF Equity Index Portfolio, Vanguard VIF High Yield Bond Portfolio, Vanguard VIF International Portfolio, Vanguard VIF Mid-Cap Index Portfolio, Vanguard VIF Money Market Portfolio, Vanguard VIF REIT Index Portfolio, Vanguard VIF Small Company Growth Portfolio, Vanguard VIF Total Bond Market Index Portfolio and Vanguard VIF Total Stock Market Index Portfolio, each a series of the Vanguard® Variable Insurance Fund.

MEMBERS® Horizon Variable Annuity

Move confidently into the future™

ANNUAL REPORTS

To reduce service expenses, MEMBERS Life Insurance Company may send only one copy of this booklet per household, regardless of the number of owners at the household. However, any owner may obtain additional copies of this booklet upon request to MEMBERS Life Insurance Company.

If you have questions, please call MEMBERS Life Insurance Company at (800) 798-5500.

As with all variable annuity contracts and mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities, nor does the SEC guarantee the accuracy or adequacy of any prospectus. Any statement to the contrary is a criminal offense.

Distributed by:
CUNA Brokerage Services, Inc.
Office of Supervisory Jurisdiction
2000 Heritage Way
Waverly, IA 50677

Member FINRA & SIPC

Telephone:
(319) 352-4090
(800) 798-5500

Special Notes
Now you can receive your MEMBERS Horizon Variable Annuity prospectuses, annual and semi-annual reports by email and eliminate the need for paper to be mailed to you. To sign up, call us at (800)798-5500. To view information about your contract online, visit http://eservice.cunamutual.com

2000 Heritage Way Waverly, IA 50677

Form 10006875 0218